                                                                    EXHIBIT 3.35

                               STATE OF DELAWARE

                                                                          PAGE 1

                        OFFICE OF THE SECRETARY OF STATE

                         -----------------------------

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "RADIO ONE OF INDIANA, L.P.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF NOVEMBER, A.D. 2001, AT 9 O'CLOCK A.M.

                         [SEAL]        /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

3459193 8100                                             AUTHENTICATION: 1458089

010590336                                                         DATE: 11-20-01

                               STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

- THE UNDERSIGNED, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

-     FIRST: The name of the limited partnership is Radio One of Indiana, L.P.

- SECOND: The address of its registered office in the State of Delaware is 2711 Canterville Road, Suite 400, Wilmington, DE 19808. The name of its Registered agent at such address is Corporation Service Company.

- THIRD: The name and mailing address of the sole general partner is as follows:

           Radio One, Inc.

           5900 Princess Garden PKWY, 8th Floor

           Lanham, MD 20706

- IS WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Radio One of Indiana, L.P. as of this 20th day of November, 2001.

                                          By: Radio One, Inc.
                                              General Partner

                                              By /s/ Linda J. Eckard Vilando
                                                 ---------------------------
                                              Name: LINDA J. ECKARD VILANDO
                                                     ASSISTANT SECRETARY
                                              Title:__________________

                                                           STATE OF DELAWARE
                                                          SECRETARY Of STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 11/20/2001
                                                          010590336 - 3459193